UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2019

Alamo Group Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1627 E. Walnut, Seguin, Texas	78155
(Address of Registrant’s principal executive offices)	(Zip Code)

(830) 379-1480
Registrant's telephone number, including area code:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.10 per share	ALG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of
1934 (§240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) At a meeting of the Company's Board of Directors on December 13, 2019, Ms. Lorie L. Tekorius was elected as a director effective immediately. The Board determined that Ms. Tekorius is independent in accordance with the director independence standards established under the Company's Corporate Governance Guidelines. Ms. Tekorius will initially be a member of the Audit and Nominating/Governance Committees of the Board.

Ms. Tekorius, 52, is President and Chief Operating Officer of the Greenbrier Companies, Inc. ("Greenbrier"), a leading designer, manufacturer and marketer of railroad freight car equipment. Ms. Tekorius has served as Greenbrier’s Chief Operating Officer since August 2018. She served as Greenbrier's CFO, Executive Vice-President and Treasurer from April 2017 to August 2018 and as CFO, Senior Vice-President and Treasurer from February 2016 to April 2017. From October 2012 to February 2016 she served as Senior Vice-President and Treasurer for Greenbrier.

In connection with her election as a director, Ms. Tekorius will receive 360 shares of restricted stock awards pursuant to the Company's 2019 Equity Incentive Plan. The restricted stock awards will vest ratably over the next four years. In addition, Ms. Tekorius will be eligible to participate in the Company's director compensation arrangements which are more fully described in the Company's 2019 definitive proxy statement.

The Company is not aware of any related party transactions between Ms. Tekorius, on the one hand, and the Company, on the other hand, subject to disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of the press release regarding the election of Ms. Tekorius to the Board is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02(d).

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release dated December 13, 2019
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 13, 2019	By: /s/ Edward T. Rizzuti
Edward T. Rizzuti
Vice President, General Counsel & Secretary